Exhibit 99.2

Your Questions Underscore Today's Agenda

1.   What happened in 2005?

2.   What course of action is the management team taking to sustain performance over the medium term?

3.   Are Avon's strategy and business model fundamentals still sound?

4.   What outlook does management have for renewed growth?

Key Messages

o    In the aftermath of strong historical growth rates, our global performance in 2005 has been disappointing

o    Our performance decline was driven by internal as well as external issues

o    Our initial evaluation has yielded clear priorities in the areas of:

     -  Brand competitiveness

     -  Commercial edge

     -  Organization effectiveness

     -  Cost structure

Key Messages

o    We continue to be confident in our underlying strategic direction and business model

o    2006 will be a transition year, with recovery beginning in 2007, and over time, renewal of sustainable growth in top-line and EPS

2005 Deceleration on Heels of Strong Five-Year Growth

Avon Total Revenue Growth (LC)

2005 Performance Deceleration Was Widespread

o    Deceleration across our international portfolio; U.S. performance not yet turned around

o    Slowing rate of Representative growth in all regions

o    Flat unit volume

o    Increasing cost base

o    Operating profit and margins below expectations

Macro Factors Added to Our Challenge

o    Soft consumer environment in Developed Markets

o    Step-up in Beauty innovation and investment by mass competitors

o    Heightened focus by Beauty and Direct Selling competitors in Developing
     Markets

  While Our Business Model Is Unique, We Recognize the Impact of High Competitor Intensity

o    Avon-Specific Issues Weakened Performance

o    Failure to invest ahead of growth in Beauty marketing

o    Additional negative effects from resourcing historical growth levels that did not materialize in 2005

o    Slow transition to Sales Leadership model

o    Earnings opportunity under pressure in Developing Markets

o    Organization capabilities and effectiveness were challenged

o    Cost structure and margin targets limited investment flexibility

Our Four-Point Turnaround Plan

o    Commit to Brand Competitiveness

o    Win with Commercial Edge

o    Elevate Organization Effectiveness

o    Radically Transform the Cost Structure

Significant Recalibration of Financial Targets

o    Revenue Growth (LC)

o    Long-term, on average, mid-single-digit LC growth

o    2006 will be a transition year at flat to slightly up, LC

o     Operating Margin Expansion

o    Modest improvement after the benefits of restructuring and higher consumer investment beginning in 2007

o    2006 will be a transition year with heavy restructuring expense

Our Four-Point Turnaround Plan

1.   Commit to Brand Competitiveness

2.   Win with Commercial Edge

3.   Elevate Organization Effectiveness

4.   Radically Transform the Cost Structure

A Worldwide Leader in Beauty

90+% brand awareness in most major markets

Commanding 30+% share of global CFT Direct Selling Beauty market

Fourth-largest global CFT player

Largest Cosmetics, Fragrance and Skin Care player in Developing Markets

Avon Beauty Lost Ground in 2005

Avon Beauty Growth Indexed Against Global CFT Growth (LC)

We Did Not Keep Pace with Competition

o    Competitors raised the bar dramatically, especially in Avon's anti-aging stronghold

     -  U.S. Facial Skin Care launches up 220% in 1H'05

     -  Greater competitive innovation at price points below Anew

     -  Top 3 U.S. Facial Skin Care competitors increased advertising spend by
        45% in the first half of this year

o    Competitors also turned Developing Markets into battlegrounds

     -  Facial Skin Care and Color advertising spend up 80% in top 6 Developing
        Markets

We Under-Resourced Beauty

o     Product pipeline over-weighted toward restages and promotionals vs. breakthrough innovation

o     Under-invested in 2005 media spend vs. competitive reality

     -  Increased media spend outside the U.S. by 40%, but relative share of voice declined

     -  Reduced U.S. 2005 media spend by 50%

o     Heightened competitive activity particularly challenged our mid-tier brands

     -  Significant gaps in innovation and awareness drove share loss in Avon
        Solutions and Avon Color

Brand Competitiveness - Key Actions

Step-Up a Culture of Innovation

o     Opened $100 million world-class R&D facility

o     Fueling existing "speed-to-market" with enhanced creativity and collaboration

Focus R&D Resources on Breakthrough Innovation

Super Hits Major New Restages

Total Revenue
2004
100
100
100
(Indexed)
2006E
125
250
13

Advertising is a Powerful Lever for Avon

o     First-time quantitative analysis shows strong Avon U.S. media pay-backs, in excess of
      CPG averages

o     Demonstrated ability to support new product innovation and sustained brand-building beyond launch

o     Strong halo effect across the Avon store

o     Illustrative Example - Source of Sales Change

More than Doubling Advertising Spend by 2008

o     Immediately reinstating U.S. advertising levels to historical highs

o     Projected advertising spend up 2-3X globally in 2008

o     Increasing advertising against mid-tier brands to build awareness

o     Leveraging marketing intelligence to optimize our mix and return

o     Extend innovation lifecycle across categories and brands

o     Move From "Launch and Abandon"-

                                          Avon Lip
                                Sales in Constant US$, Millions

Note: Gross sales data in constant USD and excludes samples and trial sizes.

o     ... To Resourcing Mega Brands Which Last

                                      Anew
                        Sales in Constant US$, Millions

US$ Millions

o     Note: Gross sales data in constant USD and excludes samples and trial sizes.

o     Fortify Mid-Tier Brands with Added Innovation and Marketing Investment

o     Revitalize Avon Solutions

o     Launching Ageless Results franchise in Q2 2006

o     Nutrient-enriched Skin Care fortified with Anew trickledown technology

o     $12-15 price point

o     Increased advertising, page and front cover allocation and Representative marketing

o     High purchase intent among mass retail brand users

o     Establish Strong Brand Alternative in Every Tier

Skin Care Brand Segmentation - U.S. Example

Price Tiers                           Industry Sales            Avon Index

Premium
more than $18          Anew                   51%                     131

Mass              Avon Solutions              43%                      58
$6-$18

Value            Naturals/Basics               6%                     133
less than $6

o     Strengthen Avon Color

                                           Issues

o     Weak product innovation vs. competition

o     Lacks distinct voice

o     Minimal resourcing

o     Heavy discounting eroding brand equity

o     Key Actions

o     Increase investment in
      first-to-market product and package innovation

o     Establish competitive brand positioning

o     Increase consumer advertising to reinforce brand equity and innovation

o     Recalibrate pricing strategy

o     Strengthen Avon Color

o     Greater Innovation at the Right Price

o     Instant Manicure

      Superfull Mascara

      Top Secret Lipstick

o     Brand Competitiveness - Summary

                                           Issues
o     Weak product pipeline

o     Under-investment in Beauty media spend

o     Share loss in mid-tier brands

o     Key Actions

o     Focus R&D resources on breakthrough innovation

o     2-3X increase in global media spend by 2008

o     Fortify mid-tier brands with added innovation and investment

o     Steady-State Beauty Growth Objectives

o     Grow ahead of Beauty market but slower than 2X market growth rate recently achieved

o     Grow ahead of industry in Developing Markets, at market in Developed countries

o     Our Four-Point Turnaround Plan

o     Commit to Brand Competitiveness

o     Win with Commercial Edge

o     Elevate Organization Effectiveness

o     Radically Transform the Cost Structure

o     Avon's Unique Competitive Advantage

o     World Class Consumer Brand

o     Avon's Unique Competitive Advantage

                                 World Class Consumer Brand

                                 Powerful Consumer Channel

o     Avon's Unique Competitive Advantage

o     World Class Consumer Brand

      Powerful Consumer Channel

o   The Avon Brochure:
    Our Historical Merchandising Edge

o     Media power - 35+ million brochures in circulation
      every 2-3 weeks in our
      top 5 markets

o     Cover power - a global billboard in 300 million homes

o     Channel power - pricing and promotional control direct to the consumer

o     Cycle power - catalyst for Representative activity and energy

o     Historically Successful Merchandising Levers Have Become Fatigued and Lack Innovation

o     Broad-based product proliferation

o     Diminishing returns from discounting tactics

o     Lower ROI on brochure page investment

          Diminished Shopping Experience

o     SKU Count Increased Across Categories

Percent Increase in SKU Count
2005E vs. 2003 - U.S. Example

o     Discounting Increased Substantially

o     Percentage of Avon Worldwide Beauty Sales from Discounted Products

o     Brochure Page Investment Yielded Diminishing Returns

Percent Change 2005E vs. 2004
Top 10 Countries

Merchandising - Key Actions

o     Instill Science into the Art of Merchandising

o     Beginning analysis of pricing and promotion effectiveness and process control

-     Upgrading analytics to measure Avon and competitive price elasticity

-     Tightening decision-making control on discount frequency and depth

o     Using new analytical tools to optimize brochure page investment and allocation

o     Reinvigorate Merchandising with Promotional Edge and Strategic Alliances

o     Create a Destination Shopping Experience

o     From

      To

o     Create a Destination Shopping Experience

o     mark. Example

o     Right innovation at the right price

o     Integrated print, TV and online advertising

o     Innovative event marketing

o     College campus "ambassadors

#2 trend brand in U.S. +40% global sales growth in 2005

o     Create a Destination Shopping Experience

      Issues

o     Over-reliance on price discounting

o     Fatigued merchandising levers

o     Diminished shopping experience

      Key Actions

o     Instill science into the art of merchandising

o     Reinvigorate merchandising with promotional energy

o     Create stronger branded stores

o     Our Four-Point Turnaround Plan

o     Commit to Brand Competitiveness

o     Win with Commercial Edge

-     Field Growth

o     Elevate Organization Effectiveness

o     Radically Transform the Cost Structure

o     Direct Selling Channel Highly Relevant in Today's World

o     Continues to outpace traditional retail in Beauty

o     Resonates with core consumer values

-     Search for high touch

-     Yearning for affinity

o     Avon is the Channel Leader by a Wide Margin

2004 Direct Seller Net Revenue ($U.S. Billions)

o     Field Growth - Key Messages

o     Slowdown in Active Representative growth was broad-based

o     Sales Leadership is not the problem - it is a critical growth accelerator

o     Competitive Representative commission rates and incentives must be reviewed

o     Productivity gains are proving longer and harder to attain than anticipated

o     We still believe in longer-term productivity opportunities - but in the near to mid-term, we will focus on renewed coverage growth

o     In 2005, Avon Active Representative Growth Dropped in Half

o     Annual Active Representative Growth

       Drivers of Downturn

o     Activity challenges as a result of marketing weakness

o     Slower U.S. additions

o     Single-level sales model and earnings under pressure

o     Smaller contribution from new market pipeline

o     U.S. Appointment Growth Stalled in 2005

Number of New Appointments (in Thousands)

1996-1998 -4% CAGR

Appointment Growth Declines

1998-2004 +7% CAGR

Leadership Reignites Much Needed Growth

o     2004-2005

Appointment Growth Stalls

o     Sales Leadership Is Not the Issue in the U.S.

Significantly Higher Leadership Appointment Volume Offsets...

2005 Appointments YTD (000's)

- Slightly Lower Leadership Productivity

2005YTD Sales Per Representative

o     Activity Slowdown Not Leadership Specific

YTD U.S. Activity Growth, 2005 vs. 2004

o     Restore U.S. Field Growth

Issues

o     Sales Leadership model is not the issue - tactical recalibration slowed appointment growth

o     Activity rates declined across segments

o     Key Actions

o     Adjust thresholds to rebalance recruiting volume

o     Revive activity through:

-     Stronger consumer marketing

-     Investment in Representative motivation and recognition

-     Representative training and development

-     Rigorous analytics and testing  to support segmentation

o     Earnings Opportunity Under Pressure in Developing Markets

Average Representative Earnings as % of Average Income

o     Reinvigorate Developing Markets

Issues

o     Earnings opportunity  coming under pressure as average incomes rise and competition increases

o     Single-level model constrains recruiting speed and scale

Key Actions

o     Commit to competitive rewards structure, particularly commissions

o     Accelerate global Sales Leadership rollout to drive new doors and enhanced career and earnings opportunities

o     Capitalize on Untapped Coverage Opportunities

Women, 15-64 (millions)

2004 Avon Reps/ 1,000

o     Reinforce Global Field Infrastructure and Analytics

o     Drive global standards and monitor worldwide performance via new centralized sales oversight

o     Upgrade analytics to drive more efficient
      and effective Representative programs, segmentation and earnings structure

o     Field Growth - Summary

Issues

o     Earnings opportunity under pressure

o     Single-level model constrains growth

o     Slower U.S. additions

o     Smaller contribution from new markets

Key Actions

o     Commit to competitive commissions and incentives

o     Accelerate Sales Leadership roll-out

o     Restore U.S. recruiting volume and activity

o     Fuel new market Representative pipeline

o     Advancing Avon's Unique Competitive Advantage

Commercial Edge

Competitive Career Opportunity

o     Sales Leadership

Competitive Representative Earnings

Competitive commissions, incentives and energy

Brand Competitiveness

Powerful Brand Proposition

Innovation and consumer pull

o     Our Four-Point Turnaround Plan

o     Commit to Brand Competitiveness

o     Win with our Commercial Edge

o     Elevate Organization Effectiveness

o     Radically Transform the Cost Structure

o     Grew Ahead of Organization Capability

o     Avon continues to be a highly entrepreneurial company

o     But our business has become bigger and more complex

o     We must now catch up to our size:

-     Too many layers between key decision-makers and
      the customer

-     Not yet reaping full benefits of functional
      excellence globally

-     Inconsistent bench strength

-     Investment in advanced analytics and consumer
      insights lagged growth

o     Build Capabilities

o     Delayer to get senior management closer to operations

o     Build Capabilities

o     Delayer to get senior management closer to operations

o     Strengthen functional excellence

o     Strengthen Functional Excellence

"Vertical" Geographies

Asia Pacific

o     Europe

Latin America

North America

o     Strengthen Functional Excellence

o     "Vertical" Geographies

"Horizontal" Functions

Asia Pacific

o     Europe

Latin America

North America

o     Marketing

Supply Chain

o     Build Capabilities

o     Delayer to get senior management closer to operations

o     Strengthen functional excellence

o     Infuse management talent

o     Build Capabilities

o     Delayer to get senior management closer to operations

o     Strengthen functional excellence

o     Infuse management talent

o     Invest in people development and training

o     Build Capabilities

o     Delayer to get senior management closer to operations

o     Strengthen functional excellence

o     Infuse management talent

o     Invest in people development and training

o     Upgrade systems, analytics and consumer insights

o Organization Effectiveness - Key Actions

Upgrade Systems, Analytics and Consumer Insights

o     Building organizational capacity

o     Leveraging more sophisticated analytics and research

-     Consumer household panels, including Russia and China

-     New product innovation research

-     Category attitude and usage studies

o     Increasing funding by nearly 2X

o     Our Four-Point Turnaround Plan

o     Commit to Brand Competitiveness

o     Win with Commercial Edge

o     Elevate Organization Effectiveness

o     Radically Transform the Cost Structure

o     Cost Structure Transformation in a Turnaround

Operating Discipline

Structural Changes

          Fuel necessary investment in consumer, Representative, organization and service improvements

o     Realign the Cost Structure

o     Preliminary benchmarking and analysis confirm significant opportunities

o     Areas identified and to be attacked in the near-term

-     Operating discipline

o     Harmonized processes and business systems

o     Simplified business systems

o     SKU reductions

o     Procurement - process and sourcing

o     Supply chain costs

o     Realign the Cost Structure
Preliminary benchmarking and analysis confirm significant opportunities
Areas identified and to be attacked in the near-term
Operating discipline
Harmonized processes and business systems
Simplified business systems
SKU reductions
Procurement - process and sourcing
Supply chain costs

o     We are Launching a Multi-Year Restructuring Plan

o     Enhance organizational effectiveness through a substantial downsizing

o     Implement a global manufacturing strategy through facilities realignment

o     Secure additional supply chain efficiencies in the areas of procurement and distribution

o     Streamline transactional and other services through outsourcing and moves to low-cost countries

o     Financial Costs of Initial Restructuring Plan

o     Significant cost to implement, in the range of $300-500 million over the next several years

o     Large impact in 2006

o     Possible EPS impact of $0.04-$0.07 in 2005

o     Our Four-Point Turnaround Plan

1.     Commit to Brand Competitiveness

2.     Win with Commercial Edge

3.     Elevate Organization Effectiveness

4.     Radically Transform the Cost Structure

o     We Are Staying the Course

o     Core Growth Opportunities

o     Channel renewal

o     Brand renewal

o     Next generation supply chain

New Growth Opportunities

o     New customers

o     New categories

o     High potential markets

o     Portfolio realignment

o     Future Success Will Require:

o     Focus on execution

o     More time and investment

o     Ramp up in organization capability

o     Our Business Model Remains Robust

o Elements of Avon's Model

o     Right Categories

o     Right Channel

o     Right Geographies

o     Right Consumer

What It Delivers

o     New Growth Platforms

o     High-Margin, Asset-Light Economics

o     Competitive Edge

o     Avon's Many Strengths Build a Foundation for the Future

o     Iconic brand

o     Unparalleled global reach

o     Leading Beauty shares around the world

o     Strong financial model

o     Powerful earnings generator for
      millions of women